UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09613

Legg Mason Investment Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item 1.	Report to Shareholders

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s report for the year ended December 31, 2007.

Total returns for the Fund and several comparable indicesA, for various periods ended December 31, 2007 are:

	Total Return
	6 Months	12 Months
Opportunity Trust:
Primary Class	-13.78%	-1.57%
Class R	-13.68%	-1.18%
Financial Intermediary Class	-13.49%	-0.87%
Institutional Class	-13.34%	-0.55%
S&P 500 Stock Composite Index	-1.37%	+5.49%
Dow Jones Industrial Average	+0.02%	+8.81%
Value Line Index	-10.80%	-3.82%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2007, are included in this report.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Beginning in the summer and continuing into the fall and winter, the U.S. fixed-income markets experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market

A

See Glossary of Index Definitions on page 50. Although, it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

2	Annual Report to Shareholders

participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

The Board of Directors approved a long-term capital gain distribution of $1.6988 per share payable on December 21, 2007 to shareholders of record on December 19, 2007.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

February 10, 2008

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Opportunity Trust

Opportunity Trust’s total return for the year ended December 31, 2007 is shown below and on the next page with the total returns of several comparable indices:A

			Average Annual Total Returns
	4th Quarter	One Year	Three Year	Five Years	Since InceptionB
Opportunity Trust:
Primary Class	-11.23%	-1.57%	+6.00%	+17.88%	+8.55%
Class R	-11.18%	-1.18%	N/A	N/A	-1.62%
Financial Intermediary Class	-11.07%	-0.87%	+6.75%	N/A	+8.15%
Institutional Class	-11.02%	-0.55%	+7.12%	+19.10%	+9.61%
S&P 500 Stock Composite Index	-3.33%	+5.49%	+8.62%	+12.83%	+1.66%
Dow Jones Industrial Average	-3.99%	+8.81%	+9.65%	+12.25%	+3.96%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Most major stock indices ended the year higher after a bumpy ride. The S&P 500 Stock Composite Index (S&P 500) was up 5.5%, the Dow Jones Industrial Average finished up 8.8% and the NASDAQ Composite Index returned 10.7%. Growth stocks significantly outperformed value stocks — the Russell 1000 Growth Index was up 11.8%, while the Russell 1000 Value Index was down 0.2%. Although the S&P 500 mounted 10%+ returns through July, it erased most of those gains by mid-August as

A

See Glossary of Index Definitions on page 50. Although, it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

B

The Fund’s Primary Class inception date is December 30, 1999. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is February 13, 2004. The Fund’s Institutional Class inception date is June 26, 2000. Index returns are for periods beginning December 31, 1999. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

N/A — Not applicable.

4	Annual Report to Shareholders

fears of subprime losses spread. The Federal Reserve Board (“Fed”)C took action by lowering rates, which appeased the market albeit temporarily. In total, the Fed took the Fed funds rate down 100 basis pointsD (“bps”) in the last four months of 2007 from 5.25% to 4.25%. The S&P 500 reached new highs in October but deteriorated during the remainder of the year as subprime and other financial losses grew and the market panicked in response. Economic growth moderated over the year as the housing slowdown spread into other areas and the credit market freeze took its toll with many citing recession fears by year end.

	Total Returns E
	Dec	Q4	Year
S&P 500 Stock Composite Index	-0.69%	-3.33%	+5.49%
Dow Jones Industrial Average	-0.66%	-3.91%	+8.88%
NASDAQ Composite Index	-0.27%	-1.62%	+10.65%
S&P Mid-Cap 400 Index	-0.19%	-2.73%	+7.98%
Russell 2000 Index	-0.06%	-4.58%	-1.57%
Dow Jones Wilshire 5000 Index	-0.61%	-3.22%	+5.62%
S&P 100 Index	-0.74%	-3.48%	+6.12%
Russell 1000 Growth Index	-0.36%	-0.77%	+11.81%
Russell 1000 Value Index	-0.97%	-5.80%	-0.17%

Legg Mason Opportunity Trust’s Primary Class was down 1.6% for the year ending December 31, 2007, underperforming its benchmark, the S&P 500, which was up 5.5%. The Fund was mainly hurt by its position in homebuilders and financials as those were two of the worst performing areas of the market. The S&P 500 Homebuilding Index was down 58.9% and the S&P 500 Financials Index was down 18.5% for the year. The biggest single-stock detractor from performance for the year was Level 3 Communications, which cost the Fund 220 bps as provisioning problems continued to plague the company. The Fund’s position in airlines also hampered returns as rising fuel costs and fears of a slowing economy weighed on the stocks. Energy was again the top performing sector of the S&P so the lack of long exposure hurt the Fund’s performance on a relative basis. This impact of these negatives was partially offset by Opportunity Trust’s steel and materials position, which contributed 970 bps of performance to the fund. Namely, AK Steel Holdings Corp., Cleveland-Cliffs Inc., ArcelorMittal and United States Steel Corporation were up 173.6%, 109.6%, 86.7% and 66.7%, respectively. Another contributor to performance was Amazon.com, which was the fifth largest

C

The Federal Reserve Board (Fed) — is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%
E	Source: Bloomberg, Wilshire, Russell

Annual Report to Shareholders	5

holding at the beginning of the year. It gained 134.8% adding 570 bps to performance as the market reacted favorably to accelerating revenue growth and increasing margins. Turnarounds at Exide and Expedia led to strong performance from each. Exide was up 83.9% while Expedia posted a 50.7% gain.

Bill Miller, CFA

February 8, 2008

6	Annual Report to Shareholders

Expense Example

Legg Mason Opportunity Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2007 and held through December 31, 2007.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held for the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses PaidA During the Period 7/1/07 to 12/31/07
Primary Class:
Actual	$1,000.00	$862.20	$11.09
Hypothetical (5% return before expenses)	$1,000.00	$1,013.29	$11.99
Class R:
Actual	$1,000.00	$863.20	$11.08
Hypothetical (5% return before expenses)	$1,000.00	$1,013.31	$11.98
Financial Intermediary Class:
Actual	$1,000.00	$865.10	$7.84
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.48
Institutional Class:
Actual	$1,000.00	$866.60	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.53	$6.74

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” is equal to the annualized expense ratios of 2.36%, 2.36%, 1.67%, and 1.32% for the Primary Class, Class R, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

Annual Report to Shareholders	7

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in each of the Class R, Financial Intermediary Class and Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

8	Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-1.57%	-1.57%
Five Years	+127.65%	+17.88%
Life of Class*	+92.75%	+8.55%

* Inception date: December 30, 1999

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

Annual Report to Shareholders	9

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-1.18%	-1.18%
Life of Class*	-1.64%	-1.62%

* Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning December 31, 2006.

10	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-0.87%	-0.87%
Life of Class*	+35.55%	+8.15%

* Inception date: February 13, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning January 31, 2004.

Annual Report to Shareholders	11

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-0.55%	-0.55%
Five Years	+139.61%	+19.10%
Life of Class*	+99.24%	+9.61%

* Inception date: June 26, 2000

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

D	Index returns are for periods beginning June 30, 2000.

12	Annual Report to Shareholders

Performance Information — Continued

Sector Diversification December 31, 2007E

% of Net Assets
Consumer Discretionary	36.3%
Financials	15.9%
Health Care	3.7%
Industrials	7.8%
Information Technology	10.5%
Materials	10.5%
Telecommunication Services	11.4%
Utilities	2.4%
Investment Funds	4.1%
Corporate and Other Bonds	0.1%
Options Purchased	N.M.
Short-Term Investments	3.9%

Total Investment Portfolio	106.6%
Other Assets Less Liabilities	(6.6)%

100.0%

Top Ten Holdings (as of December 31, 2007)

Securities	% of Net Assets
Amazon.com Inc.	11.4%
UAL Corp.	4.3%
Level 3 Communications Inc.	3.9%
NII Holdings Inc.	3.7%
United States Steel Corp.	3.6%
Expedia Inc.	3.0%
ArcelorMittal	3.0%
Red Hat Inc.	2.8%
IAC/InterActiveCorp	2.8%
NetFlix Inc.	2.7%

E	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

N.M. — Not meaningful

Annual Report to Shareholders	13

Selected Portfolio PerformanceF

Strongest performers for the year ended December 31, 2007G
1. AK Steel Holding Corp.	+173.6%
2. Amazon.com Inc.	+134.8%
3. Cleveland-Cliffs Inc.	+109.6%
4. Exide Technologies	+83.9%
5. United States Steel Corp.	+66.7%
6. Expedia Inc.	+50.7%
7. Fairfax Financial Holdings Ltd.	+46.5%
8. TD Ameritrade Holding Corp.	+24.0%
9. CA, Inc.	+10.9%
10. Netflix Inc.	+2.9%

Weakest performers for the year ended December 31, 2007G
1. Beazer Homes USA Inc.	-84.0%
2. US Airways Group Inc.	-72.7%
3. Meritage Homes Corp.	-69.5%
4. Pulte Homes Inc.	-67.9%
5. Lennar Corp.	-65.2%
6. Centex Corp.	-54.9%
7. AMR Corp.	-53.6%
8. MannKind Corp.	-51.7%
9. AmeriCredit Corp.	-49.2%
10. The Ryland Group Inc.	-48.9%

Portfolio ChangesH

Securities added during the quarter	Securities sold during the quarter
Alibaba.com Ltd.	BearingPoint Inc.
Ambac Financial Group Inc.	Cott Corp.
Chimera Investment Corp.	Foster Wheeler Ltd.
KB HOME	SINA Corp.
Leap Wireless International Inc.	Tyco Electronics Ltd.
MBIA Inc.	Tyco International Ltd.
Och-Ziff Capital Management Group LLC

F	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
G	Securities held for the entire year, does not include option positions, short positions, or illiquid holdings.
H	Does not include option positions, short positions and securities added and sold during the quarter.

14	Annual Report to Shareholders

Portfolio of Investments

Legg Mason Opportunity Trust

December 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 102.6%
Consumer Discretionary — 36.3%
Auto Components — 1.2%
Exide Technologies	11,364	$90,910	A,B

Automobiles — 1.1%
General Motors Corp.	3,200	79,648

Diversified Consumer Services — 1.8%
Career Education Corp.	5,100	128,214	A,B

Hotels, Restaurants and Leisure — 1.8%
Fontainebleau Equity Holding LLC	2,083	25,000	C,D
Fontainebleau Resorts LLC 12.5% Pfd.	42	42,475	C,D
Pinnacle Entertainment Inc.	2,800	65,968	B

		133,443

Household Durables — 5.7%
Beazer Homes USA Inc.	3,600	26,748	A
Centex Corp.	3,700	93,454
KB HOME	130	2,797
Lennar Corp.	4,000	71,560
Meritage Homes Corp.	2,600	37,882	A,B
Pulte Homes Inc.	7,842	82,652
The Ryland Group Inc.	3,800	104,690	A

		419,783

Internet and Catalog Retail — 21.2%
Amazon.com Inc.	9,000	833,760	B,I
Expedia Inc.	7,000	221,340	B
IAC/InterActiveCorp	7,500	201,900	B
NetFlix Inc.	7,500	199,650	A,B,I
NutriSystem Inc.	3,500	94,430	A,B,I

		1,551,080

Annual Report to Shareholders	15

	Shares/Par	Value
Consumer Discretionary — Continued
Internet and Catalog Retail — Continued
Leisure Equipment and Products — 1.3%
Eastman Kodak Co.	4,500	$98,415	I

Media — 2.2%
XM Satellite Radio Holdings Inc.	9,300	113,832	B
Spot Runner Inc.	8,584	46,695	A,C,D

		160,527

Financials — 15.9%
Capital Markets — 3.7%
Apollo Global Management	3,000	66,000	C,E
Fortress Investment Group LLC	1,522	23,708
Och-Ziff Capital Management Group LLC	1,250	32,850
TD Ameritrade Holding Corp.	7,251	145,457	B

		268,015

Consumer Finance — 1.1%
AmeriCredit Corp.	5,035	64,395	B
CompuCredit Corp.	1,400	13,972	B

		78,367

Diversified Financial Services — 2.4%
CIT Group Inc.	6,000	144,180	I
OANDA Corporation	1,051	30,000	A,C,D

		174,180

Insurance — 1.8%
Ambac Financial Group Inc.	1,000	25,770
Fairfax Financial Holdings Ltd.	194	55,423
MBIA Inc.	2,907	54,165

		135,358

16	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Financials — Continued
Real Estate Investment Trusts (REITs) — 2.5%
Chimera Investment Corp.	3,300	$59,004	A
Ellington Financial LLC	2,500	50,000	A,C,D,E
Thornburg Mortgage Inc.	3,248	30,014
Thornburg Mortgage Inc. Pfd.	2,000	48,000	F

		187,018

Real Estate Management and Development — 1.5%
HouseValues Inc.	5,000	15,500	A,B
Domus Co. Investment Holdings LLC	95,000	92,815	C,D

		108,315

Thrifts and Mortgage Finance — 2.9%
Countrywide Financial Corp.	13,500	120,690
IndyMac Bancorp Inc.	5,100	30,345	A
Radian Group Inc.	5,600	65,408	A

		216,443

Health Care — 3.7%
Biotechnology — 1.5%
MannKind Corp.	14,122	112,412	A,B

Health Care Equipment and Supplies — 1.6%
Covidien Ltd.	2,625	116,261

Health Care Providers and Services — 0.6%
Healthsouth Corp.	1,966	41,295	B

Annual Report to Shareholders	17

	Shares/Par	Value
Industrials — 7.8%
Airlines — 7.8%
AMR Corp.	6,500	$91,195	B
Delta Air Lines Inc.	7,000	104,230	B,I
UAL Corp.	8,900	317,374	A,B,I
US Airways Group Inc.	4,000	58,840	B

		571,639

Information Technology — 10.5%
Computers and Peripherals — 0.4%
EMC Corp.	1,500	27,795	B

Internet Software and Services — 5.6%
Alibaba.com Ltd.	5,322	19,212	B
Netease.com — ADR	6,800	128,928	B
Ning Inc. Pfd.	7,796	25,000	A,C,D,F
Sermo Inc. Series C Cv. Pfd.	2,784	25,000	A,C,D,F
Yahoo! Inc.	8,200	190,732	B,I
Zillow Inc. Series C, Pfd.	4,326	20,000	A,C,D,F

		408,872

Information Technology Services — 0.3%
Bill Me Later Inc. Pfd.	690	25,000	C,D,F

Software — 4.2%
CA Inc.	3,500	87,325
Convera Corp.	5,556	15,389	A,B
Red Hat Inc.	9,700	202,148	B,I

		304,862

Investment Funds — 4.1%
AP Alternative Assets, LP	3,750	56,250	C
Arience Capital Partners I LP	49,719	96,385	C,D
Arience Capital Offshore Intermediate Plan Fund, Ltd.	500	3,998	C,D
Aston Capital Partners LP	25,000	32,700	C,D

18	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Lane Five Capital Partners	25,000	$26,547	A,C,D
Nomad Investment Partnership LP	25,000	31,537	C,D
Omega Capital Partners LP	30,000	48,006	C,D
Pangaea One LP	6,491	7,959	A,C,D

		303,382

Materials — 10.5%
Metals and Mining — 10.5%
AK Steel Holding Corp.	2,908	134,478	B
ArcelorMittal, Class A	2,825	218,522	I
Cleveland-Cliffs Inc.	1,505	151,734
United States Steel Corp.	2,180	263,556	I

		768,290

Telecommunication Services — 11.4%
Diversified Telecommunication Services — 3.9%
Level 3 Communications Inc.	95,000	288,800	A,B,I

Wireless Telecommunication Services — 7.5%
Leap Wireless International Inc.	3,200	149,248	B,I
NII Holdings Inc.	5,561	268,716	B,I
Sprint Nextel Corp.	10,000	131,300

		549,264

Utilities — 2.4%
Independent Power Producers and Energy Traders — 2.4% The AES Corp.	8,000	171,120	B,I

Total Common Stocks and Equity Interests (Cost — $6,632,221)		7,518,708

Annual Report to Shareholders	19

	Rate	Maturity Date	Shares/Par		Value
Corporate Bonds and Notes — 0.1%
General Motors Corp.	8.375%	7/15/33	$15,000	I	$12,075

Total Corporate Bonds and Notes (Cost — $ 10,572)					12,075

Options Purchased — N.M.
Eastman Kodak Co. Call, January 2008, Strike Price $ 35.00			1,500,000	G	75

Total Options Purchased (Cost — $ 3,088)					75

Repurchase Agreements — 3.9%
Goldman Sachs Group Inc.
4.60%, dated 12/31/07, to be repurchased at $ 142,255 on 1/2/08 (Collateral: $148,334 Fannie Mae notes, 5.00%, due 11/1/33, valued $ 145,197)			$142,219		$142,219
JPMorgan Chase and Co.
4.00%, dated 12/31/07, to be repurchased at $ 141,182 on 1/2/08 (Collateral: $118,424 Fannie Mae notes, 5.50%, due 7/9/10, valued $19,185; $60,986 Freddie Mac notes, 3.88% to 6.63%, due 6/15/08 to 9/15/09, value $62,519; $40,595 Federal Farm Credit Bank bond, 3.75% to 4.63% due 11/19/10 to 12/6/10, value $40,889; 21,000 Federal Home Loan Bank bond, 5.13% due 1/23/08, value $ 21,478)			141,151		141,151

Total Repurchase Agreements (Cost — $ 283,370)					283,370

Total Investments — 106.6% (Cost — $ 6,929,251)H					$7,814,228
Other Assets Less Liabilities — (6.6)%					(485,212)

Net Assets — 100.0%					$7,329,016

20	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

N.M. Not Meaningful.

A

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2007, the total market value of Affiliated Companies was $1,817,957 and the cost was $2,258,283.

B	Non-income producing.
C

Restricted security. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note 1).

D

Illiquid security. Valued at fair value under the procedures approved by the Board of Directors. These securities, which the Fund’s investment adviser has determined to be illiquid, represent 8.6% of net assets.

E

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.58% of net assets.

F	Convertible Security — Security may be converted into the issuer’s common stock. G Par represents actual number of contracts.
H	At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$2,073,743
Gross unrealized depreciation	$(1,219,281)

Net unrealized appreciation	$854,462

I	All or a portion of this security is pledged as collateral for securities sold short. As of December 31, 2007, the total market value of pledged securities was $2,521,244.

ADR — American Depository Receipt

Annual Report to Shareholders	21

Schedule Of Securities Sold Short

Legg Mason Opportunity Trust

December 31, 2007

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests Sold Short — (7.7)%
Energy — (3.7)%
Oil, Gas and Consumable Fuels — (3.7)%
Energy Select Sector SPDR Fund	(1,000)	$(79,350)
Oil Service HOLDRs Trust	(1,000)	(189,020)

		(268,370)

Health Care — (1.3)%
Healthcare Equipment and Supplies — (1.3)%
Intuitive Surgical Inc.	(300)	(97,350)

Industrials — (2.7)%
Marine — (0.5)%
DryShips Inc.	(500)	(38,700)
Electrical Equipment — (2.2)%
First Solar Inc.	(600)	(160,284)

		(198,984)

Total Common Stocks and Equity Interests Sold Short (Proceeds – $526,790)		(564,704)

See notes to financial statements.

22	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Opportunity Trust

December 31, 2007

(Amounts in Thousands)

Assets:
Investment securities at market value:
Affiliated companies (Cost – $ 2,258,283)		$1,817,957
Non-affiliated companies (Cost – $ 4,384,510)		5,712,826
Short-term securities at value (Cost – $ 286,458)		283,445
Deposits with brokers for securities sold short		588,975
Receivable for fund shares sold		18,653
Receivable for securities sold		4,947
Dividends and interest receivable		2,955
Other assets		167

Total assets		8,429,925

Liabilities:
Market value of securities sold short (Proceeds – $ 526,790)	$564,704
Payable for borrowings against line of credit	506,773
Payable for fund shares repurchased	18,300
Accrued management fee	4,767
Accrued distribution and service fees	4,374
Dividends payable for securities sold short	267
Accrued expenses	1,724

Total liabilities		1,100,909

Net Assets		$7,329,016

Net assets consist of:
Accumulated paid-in-capital		$5,949,353
Accumulated net investment loss		(460)
Accumulated net realized gain on investments and foreign currency transactions		533,061
Unrealized appreciation of investments and short sales		847,062

Net Assets		$7,329,016

Net Asset Value Per Share:
Primary Class (274,808 shares outstanding)		$16.86

Class R (668 shares outstanding)		$17.27

Financial Intermediary Class (98,396 shares outstanding)		$17.33

Institutional Class (55,689 shares outstanding)		$17.59

See notes to financial statements.

Annual Report to Shareholders	23

Statement of Operations

Legg Mason Opportunity Trust

For the Year Ended December 31, 2007

(Amounts in Thousands)

Investment Income:
Interest:
Affiliated companies	$3,542
Non-affiliated companies	34,276
Dividends:
Affiliated companies	10,904
Non-affiliated companies	28,673
Other income	37,605
Less: Foreign taxes withheld	(1,562)

Total income			$113,438
Expenses:
Management fees	58,597
Distribution and service fees:
Primary Class	51,595
Class R	20
Financial Intermediary Class	4,134
Audit and legal fees	251
Custodian fees	561
Directors’ fees and expenses	103
Interest expense	28,733
Registration fees	234
Reports to shareholders	979
Transfer agent and shareholder servicing expense:
Primary Class	2,838
Class R	13
Financial Intermediary Class	1,571
Institutional Class	67
Dividend expense on short dividends	12,425
Other expenses	304

	162,425
Less: Compensating balance credits	(99)

Net expenses			162,326

Net Investment Loss			(48,888)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on:
Investments	1,278,646	A
Change in unrealized appreciation/depreciation of investments and short sales	(1,370,378)

Net Realized and Unrealized Loss on Investments			(91,732)

Change in Net Assets Resulting From Operations			$(140,620)

A	Includes $587,984 of net realized gain/loss on the sale of shares/par of Affiliated Companies.

See notes to financial statements.

24	Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Opportunity Trust

(Amounts in Thousands)

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets:
Net investment loss	$(48,888)	$(8,774)
Net realized gain	1,278,646	29,595
Change in unrealized appreciation/depreciation	(1,370,378)	744,554

Change in net assets resulting from operations	(140,620)	765,375
Distributions to shareholders from:
Net realized gain on investments:
Primary Class	(448,076)	(5,128)
Class R	(1,003)	—
Financial Intermediary Class	(158,798)	(1,442)
Institutional Class	(91,225)	(674)
Change in net assets from fund share transactions:
Primary Class	442,518	421,011
Class R	13,708	10
Financial Intermediary Class	486,561	440,204
Institutional Class	448,092	69,119

Change in net assets	551,156	1,688,475
Net Assets:
Beginning of year	6,777,860	5,089,385

End of year	$7,329,016	$6,777,860

Accumulated net investment loss	$(460)	$(938)

See notes to financial statements.

Annual Report to Shareholders	25

Financial Highlights

Legg Mason Opportunity Trust

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2007		2006		2005	2004		2003
Net asset value, beginning of year	$18.94		$16.72		$15.67	$13.77		$8.23
Investment operations:
Net investment loss	(.19	)A	(.06	)A	(.15)	(.09)		(.01)
Net realized and unrealized gain/(loss)	(.11)		2.30		1.20	1.99		5.60

Total from investment operations	(.30)		2.24		1.05	1.90		5.59

Distributions from:
Net investment income	—		—		—	—		(.05)
Net realized gain on investments	(1.78)		(.02)		—	—		—

Total distributions	(1.78)		(.02)		—	—		(.05)

Net asset value, end of year	$16.86		$18.94		$16.72	$15.67		$13.77

Total return	(1.57)%		13.41%		6.70%	13.80%		67.95%
Ratios to Average Net Assets:B
Total expenses (including interest expense)	2.36%		2.25%		2.08%	1.87%		1.90%
Expenses (including interest expense) net of waivers, if any	2.36%		2.25%		2.08%	1.87%		1.90%
Expenses (including interest expense) net of all reductions	2.36%		2.25%		2.08%	1.87%		1.90%
Expenses (excluding interest expense) net of all reductions	1.99%		1.91%		1.84%	1.85	% C	1.89	% C
Net investment loss	(.93)%		(.37)%		(.97)%	(.66)%		—	D
Supplemental Data:
Portfolio turnover rate	44.2%		14.2%		29.7%	13.3%		27.3%
Net assets, end of year (in thousands)	$4,632,504		$4,722,622		$3,778,018	$3,597,267		$2,759,299

A	Computed using average daily shares outstanding.
B

Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers.

C	These amounts were not audited by the previous auditor.
D	Amount less than .01%

See notes to financial statements.

26	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Opportunity Trust — Continued

Class R:

	Years Ended December 31,
	2007		2006E
Net asset value, beginning of year	$19.28		$19.37

Investment operations:
Net investment income	.05	A	—
Net realized and unrealized gain/(loss)	(.28)		—

Total from investment operations	(.23)		—

Distributions from:
Net realized gain on investments	(1.78)		(.09)

Total distributions	(1.78)		—

Net asset value, end of year	$17.27		$19.28

Total return	(1.18)%		(.47	)%G
Ratios to Average Net Assets:B
Total expenses (including interest expense)	2.36%		1.69	%F
Expenses (including interest expense) net of waivers, if any	2.36%		1.69	%F
Expenses (including interest expense) net of all reductions	2.36%		1.69	%F
Expenses (excluding interest expense) net of all reductions	2.02%		—	%D.F
Net investment income (loss)	.24%		(1.34	)%F
Supplemental Data:
Portfolio turnover rate	44.2%		14.2	%G
Net assets, end of year (in thousands)	$11,535		$10

E	December 29, 2006 (commencement of operations) to December 31, 2006.
F	Annualized.
G	Not annualized.

See notes to financial statements.

Annual Report to Shareholders	27

Financial Intermediary Class:

	Years Ended December 31,
	2007		2006		2005	2004H
Net asset value, beginning of year	$19.28		$16.90		$15.73	$14.15

Investment operations:
Net investment income/(loss)	(.03	)A	.05	A	(.03)	.05
Net realized and unrealized gain/(loss)	(.14)		2.35		1.20	1.56

Total from investment operations	(.17)		2.40		1.17	1.61

Distributions from:
Net investment income	—		—		—
Net realized gain on investments	(1.78)		(.02)		—	—

Total distributions	(1.78)		(.02)		—	(.03)

Net asset value, end of year	$17.33		$19.28		$16.90	$15.73

Total return	(.87)%		14.21%		7.44%	11.43	%G
Ratios to Average Net Assets:B
Total expenses (including interest expense)	1.67%		1.54%		1.39%	1.13	%F
Expenses (including interest expense) net of waivers, if any	1.67%		1.54%		1.39%	1.13	%F
Expenses (including interest expense) net of all reductions	1.67%		1.54%		1.39%	1.13	%F
Expenses (excluding interest expense) net of all reductions	1.30%		1.19%		1.15%	1.10	%C,F
Net investment income (loss)	(.16)%		.27%		(.24)%	1.03	%F
Supplemental Data:
Portfolio turnover rate	44.2%		14.2%		29.7%	13.3	%G
Net assets, end of year (in thousands)	$1,705,269		$1,404,852		$806,276	$332,678

H	For the period February 13, 2004 (commencement of operations) to December 31, 2004.

See notes to financial statements.

28	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Opportunity Trust — Continued

Institutional Class:

	Years Ended December 31,
	2007		2006		2005	2004		2003
Net asset value, beginning of year	$19.48		$17.02		$15.78	$13.75		$8.21

Investment operations:
Net investment income	.03	A	.12	A	.06	.08		.06
Net realized and unrealized gain/(loss)	(.14)		2.36		1.18	1.98		5.64

Total from investment operations	(.11)		2.48		1.24	2.06		5.70

Distributions from:
Net investment income	—		—		—	(.03)		(.16)
Net realized gain on investments	(1.78)		(.02)		—	—		—

Total distributions	(1.78)		(.02)		—			(.16)

Net asset value, end of year	$17.59		$19.48		$17.02	$15.78		$13.75

Total return	(.55)%		14.58%		7.86%	15.02%		69.49%
Ratios to Average Net Assets:B
Total expenses (including interest expense)	1.32%		1.20%		1.04%	.84%		.87%
Expenses (including interest expense) net of waivers, if any	1.32%		1.20%		1.04%	.84%		.87%
Expenses (including interest expense) net of all reductions	1.32%		1.20%		1.04%	.84%		.87%
Expenses (excluding interest expense) net of all reductions	.96%		.86%		.80%	.82	%C	.86	%C
Net investment income	.16%		.71%		.13%	.40%		.98%
Supplemental Data:
Portfolio turnover rate	44.2%		14.2%		29.7%	13.3%		27.3%
Net assets, end of year (in thousands)	$979,708		$650,376		$505,091	$193,873		$104,968

See notes to financial statements.

Annual Report to Shareholders	29

Notes to Financial Statements

Legg Mason Opportunity Trust

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

The Legg Mason Investment Trust, Inc. (“Corporation”), consisting of the Legg Mason Opportunity Trust (“Fund”), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.

The Fund offers four classes of shares: Primary Class, Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fee, which are charged only on Primary Class, Class R and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”), which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.

The Fund’s securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors known to the Fund are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.

30	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

At December 31, 2007, the Fund held 10.25% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $686,186 and fair value of $751,368. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy and sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2007, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$3,885,981	$3,560,174

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its

Annual Report to Shareholders	31

rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended December 31, 2007 the Fund did not receive any commission rebates.

Subscription In-Kind

The Fund, under certain conditions, may accept portfolio securities rather than cash as payment for the purchase of fund shares. The cost basis of contributed securities is equal to the market value of securities on the date of contribution. There are no gains or losses recognized by the Fund and there are no tax consequences on subscription in-kind transactions. During the year ended December 31, 2007, the Fund accepted $14,977 of in-kind subscriptions and issued 781 shares.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with Federal excise tax requirements. Distributions are determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Short Sales

The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed

32	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined under policies approved by the Board of Directors in absence of readily ascertainable market values.

Security	Number of Units/Shares	Acquisition Date(s)	Cost	Fair Value at 12/31/07	Percent of Net Assets	Distributions Received	Open Commitments
AP Alternative Assets, LP	3,750	June 2006	$75,000	$56,250	0.77%
Apollo Global Management	3,000	August 2007	72,000	66,000	0.90%
Arience Capital Partners I LP, Class C	—	March 2003	49,719	96,385	1.32%
Arience Capital Offshore Intermediate Plan Fund, Ltd.	—	February 2007	500	3,998	0.05%
Aston Capital Partners LP	—	November 2005	25,000	32,700	0.45%
Bill Me Later Inc.	690	July 2007	25,000	25,000	0.34%
Domus Co. Investment Holdings LLC	—	April 2007	95,000	92,815	1.27%
Ellington Financial LLC	2,500	August 2007	50,000	50,000	0.68%
Fontainebleau Equity Holding LLC	2,083	June 2007	25,000	25,000	0.34%
Fontainebleau Resorts LLC 12.5% Pfd.	42	June 2007	42,476	42,476	0.58%
Lane Five Capital Partners LP	—	January 2007	25,000	26,547	0.36%
NING Inc.	7,796	July 2007	25,000	25,000	0.34%
OANDA Corporation	1,051	August 2007	30,000	30,000	0.41%
		June 2002,
		August 2004,
Omega Capital Partners LP	—	January 2006	30,000	48,006	0.66%
		August &
Pangaea One LP	—	September 2007	6,491	7,959	0.11%	$2,033	$68,048
Sermo Inc. Series C	2,784	August 2007	25,000	25,000	0.34%
		March &
Spot Runner Inc.	8,584	June 2007	40,000	46,695	0.64%
Nomad Investment Partnership LP	—	October 2006	25,000	31,537	0.43%
Zillow Inc. Series C, Pfd.	4,326	September 2007	20,000	20,000	0.27%

			$686,186	$751,368	10.26%	$2,033	$68,048

Illiquid Securities

Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

Annual Report to Shareholders	33

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Generally Accepted Accounting Principles (GAAP) requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Accumulated Net Investment Loss		Accumulated Net Realized Loss	Paid-In-Capital
(a)	$(146)	$(60)	$206
(b)	49,464	(49,464)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, a tax net operating loss which offsets short-term capital gains for tax purposes and book/tax differences in the treatment of various items.

34	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions paid from:
Net Long-term Capital Gains	$699,102	$7,245

Accumulated Earnings on a Tax Basis:

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$14,895
Undistributed long-term capital gains — net	548,727

Total undistributed earnings	$563,622
Other book/tax temporary differences	(478	)(a)
Unrealized appreciation/(depreciation)	816,518	(b)

Total accumulated earnings/(losses) — net	$1,379,662

Tax Cost of Investments:

As of December 31, 2007, the aggregate cost of investments for federal income tax purposes was $6,959,766

3. Financial Instruments:

Options

As part of its investment program, the Fund may utilize options. Options may be purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and differences in the book/tax treatment of limited partnership investments.

Annual Report to Shareholders	35

When purchased options expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

4. Transactions With Affiliates:

The Fund has an investment management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual management fee rates are provided in the chart below:

Management Fee	Asset Breakpoint

1.00%	up to $100 million
0.75%	in excess of $100 million

The Fund’s agreement with LMFA provides that certain expense reimbursements be made to the Fund. For the year ended December 31, 2007, there were no expenses reimbursed to the Fund.

Legg Mason Capital Management, Inc. (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA’s services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.

36	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS receives an annual distribution fee and/or an annual service fee, based on the Fund’s Primary, Class R and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Primary Class	0.75%	0.25%
Class R	0.25%	0.25%
Financial Intermediary Class	N/A	0.25%

LM Funds Services, Inc. (“LMFS”), a registered transfer agent, had an agreement with the Fund’s transfer agent pursuant to which LMFS received payments from the Fund’s transfer agent with respect to accounts where third parties provided certain services to the Fund. These payments were used to offset the Fund’s expenses for such services. These payments totaled $421 for the year ended December 31, 2007. Effective August 1, 2007, LMFS no longer receives payments from the Fund’s transfer agent.

LMM, LMCM, LMFA, LMIS and LMFS are corporate affiliates of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report to Shareholders	37

5. Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2007:

Company	Affiliates Mkt Value at 12/31/06	Purchased		Sold		Current Yr. Amortization Div/Interest Income	Affiliates Mkt Value at 12/31/07	Realized Gain/Loss
		Cost	Shares/Par	Cost	Shares/Par
AK Steel Holding Corp.A	$143,650	—	—	$42,110	5,592	—	—	$197,046
Beazer Homes USA Inc.	98,721	$41,212	1,600	4,042	100	$870	$26,748	(2,345)
Career Ed Corp.B	—	24,201	900	—	—	—	128,214	—
Chimera Investment Corp.B	—	49,500	3,300	—	—	83	59,004	—
Cleveland-Cliffs Inc.A	208,292	—	—	84,061	2,795	1,844	—	142,633
Convera Corp.	25,500	—	—	—	—	—	15,389	—
Cott Corp.A	68,688	—	—	41,675	4,800	—	—	(2,837)
Ellington Financial LLCB	—	50,000	2,500	—	—	—	50,000	—
Exide Technologies	36,768	19,069	2,911	—	—	—	90,910	—
HouseValues Inc.	22,404	5,328	1,021	—	—	—	15,500	—
Indymac Bancorp Inc.B	—	89,951	5,100	—	—	1,975	30,345	—
Jarden CorpA	169,272	—	—	145,793	4,866	—	—	37,845
Lane Five Capital PartnersB	—	25,000	—	—	—	—	26,547	—
Lear CorpA	103,355	—	—	78,978	3,500	—	—	58,107
Level 3 Communications Inc.BC	—	214,772	60,000	176,027	195,000	3,542	288,800	27,073
MannKind Corp.	84,099	97,788	9,022	—	—	—	112,412	—
Meritage Home CorpB	—	32,562	1,600	—	—	—	37,882	—
Netflix Inc.	193,950	—	—	—	—	—	199,650	—
Ning, Inc.B	—	25,000	7,796	—	—	—	25,000	—
Nutrisystem Inc.B	—	135,285	3,500	—	—	—	94,430	—
OANDA CorporationB	—	30,000	1,051	—	—	—	30,000	—
Pangaea One, LPB	—	8,504	—	—	—	—	7,959	—
Radian Group Inc.B	—	108,250	5,600	—	—	156	65,408	—
The Ryland Group Inc.	207,556	3,761	100	6,977	100	1,836	104,690	(3,134)
Spot Runner, Inc.B	—	40,000	8,584	—	—	—	46,695	—
Sermo Inc., Series C Pfd.B	—	25,000	2,784	—	—	—	25,000	—
Syntroleum Corp.A	19,486	—	—	54,113	5,632	—	—	(40,297)
UAL CorpB	—	348,250	8,900	—	—	—	317,374	—
United States Steel Corp.A	460,782	—	—	162,315	4,120	4,140	—	258,183
US Airways Group Inc.A	—	296,579	9,200	235,621	5,400	—	—	(84,290)
Zillow, Inc. Series C Pfd.B	—	20,000	4,326	—	—	—	20,000	—

	$1,842,523	1,690,012		$1,031,712		$14,446	$1,817,957	$587,984

A	At the end of the period, the issuer of this security was no longer an affiliated company.
B	At the beginning of the reporting period, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting securities.
C	On January 18, 2007, the Fund entered into a transaction with Level 3 Communications to exchange its holdings of covertible senior notes for common stock.

38	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

6. Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2007.

The Fund may borrow for investment purposes, also known as “leveraging,” from a separate $600 million line of credit (“Leveraging Credit Agreement”). Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.

For the year ended December 31, 2007, the Fund had average daily borrowings from the Leveraging Credit Agreement of $500 million at an average annual interest rate of 5.75%. As of December 31, 2007, the Fund had $500 million in borrowings outstanding.

7. Fund Share Transactions:

At December 31, 2007, there were 650,000, 500,000, 250,000 and 100,000 shares authorized at $0.001 par value for the Primary Class, Class R, Financial Intermediary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Primary Class
Shares sold	42,963	$867,452	65,176	$1,137,315
Shares issued on reinvestment	25,487	431,660	275	4,980
Shares repurchased	(43,018)	(856,594)	(42,070)	(721,284)

Net Increase	25,432	$442,518	23,381	$421,011

Class RA
Shares sold	653	$13,590	1	$10
Shares issued on reinvestment	58	1,003	—	—
Shares repurchased	(44)	(885)	—	—

Net Increase	667	$13,708	1	$10

A	December 28, 2006 (commencement of operations) to December 31, 2006.

Annual Report to Shareholders	39

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Financial Intermediary Class
Shares sold	43,047	$870,160	38,782	$672,433
Shares issued on reinvestment	9,120	158,416	77	1,426
Shares repurchased	(26,629)	(542,015)	(13,711)	(233,655)

Net Increase	25,538	$486,561	25,148	$440,204

Institutional Class
Shares sold	26,491	$548,950	11,419	$203,013
Shares issued on reinvestment	5,125	90,460	36	668
Shares repurchased	(9,313)	(191,318)	(7,748)	(134,562)

Net Increase	22,303	$448,092	3,707	$69,119

8. Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, and establishes financial reporting rules regarding recognition, measurement, presentation, and disclosure in its financial statements of tax positions that a fund has taken or expects to take on a tax return. FIN 48 became effective for fiscal periods beginning after December 15, 2006. Effective January 1, 2007, the Fund adopted FIN 48. There was no material impact to the financial statements or disclosure related thereto as a result of this adoption.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has evaluated the implications of FAS 157 and does not believe the adoption of FAS 157 will materially impact the amounts recorded in the financial statements, however, additional disclosure will be required in subsequent reports.

40	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Investment Trust, Inc. and to the Shareholders of Legg Mason Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Opportunity Trust (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights of the Primary Class, Financial Intermediary Class and Institutional Class for each of the three years in the period then ended and of the R Class for the year then ended and period from December 28, 2006 to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Primary Class, Financial Intermediary Class and Institutional Class for each of the years or periods presented through December 31, 2004, were audited by other auditors whose report dated February 11, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2008

Annual Report to Shareholders	41

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	6/20/2007	12/19/2007
Payable Date:	6/22/2007	12/21/2007
Long-Term Capital Gain Dividend	$0.085640	$1.698800

Please retain this information for your records.

42	Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B

Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1999	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979- 1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, WA Fixed Income Funds plc, and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

Annual Report to Shareholders	43

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
McGovern, Jill E. (1944) Director	Since 1999	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993- 2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/ Trustee of the Royce Family of Funds consisting of 27 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

44	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Tarola, Robert M. (1950) Director	Since 2004	14	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Member, Standing Advisory Group of the Public Company Accounting Oversight Board since 2007. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 -1996).

INTERESTED DIRECTORS:C

Curley Jr., John F. (1939) Chairman and Director	Since 1999	14	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982- 1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. (1954) President and Director	Since 2001	President and Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 27 portfolios.	None	Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

Annual Report to Shareholders	45

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1999	14	None	Vice President Legg Mason & Co., LLC (2005-present); Vice President, Legg Mason Wood Walker, Incorporated (1992- 2005); Vice President (1986-present), Treasurer (1986-2006) and Chief Financial Officer (2006- present) of all Legg Mason open-end investment companies; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund (2001-2006 and 2001-present, respectively), Western Asset Funds, Inc. (1999- 2006 and 1990-present, respectively) and Western Asset, Claymore Inflation-Linked Opportunities & Income Fund (2004-present) and Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), Treasurer of the Fund (2001-2006).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

46	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Funds and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993- 2003).

Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002- 2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997- 2005).

Annual Report to Shareholders	47

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL

INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY

CALLING 1-800-822-5544 OR ON THE

SECURITIES AND EXCHANGE COMMISSION

WEBSITE (http://www.sec.gov).

A

Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation are elected annually to serve until their successors are elected and qualified.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current or former employment with the Corporation’s adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

48	Annual Report to Shareholders

Board Consideration of Legg Mason Opportunity Trust’s Investment Advisory and Management Agreements

At its November 2007 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreement between LMM, LLC (the “Manager”) and Legg Mason Investment Trust, Inc., on behalf of Legg Mason Opportunity Trust (“Opportunity Trust”), and the Investment Advisory Agreement between the Manager and Legg Mason Capital Management, Inc. (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Opportunity Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Opportunity Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Opportunity Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Opportunity Trust requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors meeting as a committee held an additional meeting in October 2007 at which they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Opportunity Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing

Annual Report to Shareholders	49

performance, the Board compared Opportunity Trust’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted Opportunity Trust’s performance record and the measures that the Manager and the Adviser were taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Manager and its affiliates to Opportunity Trust, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Opportunity Trust. The Board also reviewed the Adviser’s report on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to Opportunity Trust and profitability for the Manager and its affiliates from their overall association with Opportunity Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Opportunity Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager and the Adviser in providing services to Opportunity Trust were shared with Opportunity Trust, the Board noted that Opportunity Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to Opportunity Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Opportunity Trust.

50	Annual Report to Shareholders

Glossary of Index Definitions

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily and monthly basis.

Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, that is generally considered representative of the U.S. equity market.

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Growth Index — Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. domiciled companies based on market capitalization.

S&P 100 Index — A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

S&P Mid-Cap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

Value Line Index — Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/individualinvestors.
Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services—Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $33,900

Fiscal Year Ended December 31, 2007 – $35,350

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $1,100

Fiscal Year Ended December 31, 2007 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2006 – $327,554

Fiscal Year Ended December 31, 2007 – $392,049

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust, Inc.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investment Trust, Inc.

Date: February 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark R. Fetting
Mark R. Fetting
President, Legg Mason Investment Trust, Inc.

Date: February 22, 2008

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Investment Trust, Inc.

Date: February 21, 2008